UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 5, 2009
Date of Report (Date of earliest event reported)

CELSIUS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	333-129847	20-2745790
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

140 NE 4th Avenue, Suite C, Delray Beach, FL	33483
(Zip Code)

(561) 276-2239
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 5, 2009, the Company hired Jeff Perlman as the Company’s Chief Operating Officer. The employment agreement is attached as exhibit 10.1. Concurrent with the appointment of the new CCO, the Company’s current Chief Operating Officer is taking the position as President of Field Operations of the Company’s subsidiary, Celsius, Inc., and no longer a reporting officer of the Company.

Item 9.01	Exhibits

(a) Exhibits.

10.1	Employment agreement between Celsius Holdings, Inc and Jeff Perlman dated January 5, 2009
99.1	Press Release dated January 7, 2009

SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSIUS HOLDINGS, INC.

DATE: January 7, 2009	By:/s/Jan Norelid
Jan Norelid
Chief Financial Officer